-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 1, 2003


                         Laser-Pacific Media Corporation
               (Exact Name of Registrant as Specified in Charter)

-------------------------------------------------------------------------------

               Delaware               1-16323               95-3824617
     (State or Other Jurisdiction   (Commission           (IRS Employer
           of Incorporation)        File Number)        Identification No.)

-------------------------------------------------------------------------------

         809 N. Cahuenga Blvd., Los Angeles, California           90038
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (323) 462-6266

-------------------------------------------------------------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



-------------------------------------------------------------------------------

Item 5.  Other Events.

     On January 21, 2003, Eastman Kodak Company ("Kodak") and Laser-Pacific Media Corporation (the "Company"), issued a joint press release announcing the merger among Eastman Kodak Company, OS Acquisition Corp., a wholly-owned subsidiary of Kodak, and the Company. The transaction is subject to customary conditions and the approval of the Company's stockholders.

     Attached hereto as Exhibit 99.1 is the copy of the August 1, 2003 press release, which is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.                Description

Exhibit 99.1               Press release dated August 1, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LASER-PACIFIC MEDIA CORPORATION


Date:  August 1, 2003                     By: /s/Robert McClain
                                          -------------------------------------
                                          Robert McClain
                                          Chief Financial Officer, Vice
                                          President and Secretary

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Press release dated August 1, 2003.